UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

BellRing Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39093	83-4096323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2503 S. Hanley Road, St. Louis, Missouri		63144
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 644-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 8, 2022, BellRing Brands, Inc., a Delaware corporation (“BellRing”), held a special meeting of its stockholders (the “special meeting”) at which its stockholders voted on the proposals set forth below relating to the previously announced distribution by Post Holdings, Inc., a Delaware corporation (“Post”), of a significant portion of its interest in BellRing Brands, Inc. to shareholders of Post pursuant to a transaction agreement and plan of merger, dated as of October 26, 2021 (the “transaction agreement”) by and among BellRing, Post, BellRing Distribution, LLC, a Delaware limited liability company (“New BellRing”), and BellRing Merger Sub Corporation, a Delaware corporation and direct, wholly owned subsidiary of New BellRing. The proposals are described in detail in the definitive proxy statement/prospectus filed by BellRing with the Securities and Exchange Commission (the “SEC”) on February 3, 2022, and first mailed to BellRing’s stockholders on February 3, 2022.

The final voting results regarding each proposal are set forth below. There were 38,887,851 shares of Class A Common Stock of BellRing, par value $0.01 per share (“BellRing Class A Common Stock”) and one share of Class B Common Stock of BellRing, par value $0.01 per share (“BellRing Class B Common Stock” and, together with the BellRing Class A Common Stock, “BellRing Common Stock”), outstanding and entitled to vote as of the close of business on February 1, 2022, the record date for the special meeting. 32,793,498 shares of BellRing Class A Common Stock and one share of BellRing Class B Common Stock were represented in person or by proxy at the special meeting, which number constituted a quorum.

Proposal 1: Transaction Agreement Proposal.

The proposal to adopt the transaction agreement (the “transaction agreement proposal”) was approved by (i) holders of a majority in voting power of the outstanding shares of BellRing Common Stock and (ii) holders (other than Post, New BellRing or any of their respective affiliates) of a majority in voting power of the outstanding shares of BellRing Common Stock (other than shares held by Post, New BellRing or any of their respective affiliates).

Votes for the transaction agreement proposal were cast by BellRing stockholders (including votes cast by Post, New BellRing and any of their respective affiliates) as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
111,502,023	198,617	46,980	—

Votes for the transaction agreement proposal were cast by BellRing stockholders (excluding votes cast by Post, New BellRing and any of their respective affiliates) as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
32,547,901	198,617	46,980	—

Proposal 2: Adjournment Proposal.

In connection with the special meeting, BellRing also solicited proxies with respect to a proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of such special meeting to approve the transaction agreement proposal (the “adjournment proposal”). The adjournment proposal was not submitted to BellRing’s stockholders for approval at the special meeting because the transaction agreement proposal had been approved.

Item 8.01.	Other Events

On March 8, 2022, BellRing issued a press release announcing the approval of the transaction agreement proposal. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 8, 2022

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Information

Certain matters discussed in this filing are forward-looking statements. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding the proposed transaction between Post and BellRing, including any future financial and operating results and Post’s, BellRing’s and New BellRing’s plans, objectives, expectations and intentions. There is no assurance that the proposed transaction will be completed as anticipated or at all, and there are a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to unanticipated developments that prevent, delay or negatively impact the proposed transaction, the ongoing conflict in Ukraine, the rapidly changing situation related to the COVID-19 pandemic and other risks and uncertainties described in Post’s and BellRing’s filings with the SEC. These forward-looking statements represent BellRing’s judgment as of the date of this filing. BellRing disclaims, however, any intent or obligation to update these forward-looking statements. All forward-looking statements in this filing are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find it

This filing does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed transaction, BellRing filed a definitive proxy statement/prospectus with the SEC on February 3, 2022, which was first mailed to BellRing’s stockholders on February 3, 2022. In connection with the proposed transaction, New BellRing filed a registration statement on Form S-4 and a registration statement on Form S-4/S-1 containing prospectuses with respect to the registration of shares of New BellRing common stock to be issued in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/ PROSPECTUSES, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEW BELLRING, BELLRING AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov, Post’s website, www.postholdings.com, or BellRing’s website, www.bellring.com.

The transaction and distribution of this filing may be restricted by law in certain jurisdictions and persons who come into possession of any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made, directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2022	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig Rosenthal
	Name:	Craig Rosenthal
	Title:	Senior Vice President & General Counsel